                                                                   EXHIBIT 10.34

                               THIRD AMENDMENT TO
                     SECOND RESTATED SUBORDINATION AGREEMENT


         This Third Amendment to the Second Restated Subordination Agreement (this "Amendment") is dated as of September 30, 1998 among Falcon Holding Group, L.P. ("Holding LP"), a Delaware limited partnership, Falcon Holding Group, Inc. ("Holding Inc."), a California corporation, and certain subsidiaries of Holding LP and Holding Inc. set forth on the signature pages hereto and AUER & Co. and
J. ROMEO & Co. (the "Purchasers").

         The parties agree as follows:

         1. Reference to Second Restated Subordination Agreement. Reference is made to the Second Restated Subordination Agreement dated as of July 12, 1996 among the parties hereto, as heretofore amended and modified (the "Subordination Agreement"). Capitalized terms defined in the Subordination Agreement that are not defined herein shall have the meanings ascribed to them in the Subordination Agreement.

         2.    Amendments to Subordination Agreement.

               2.1 Amendment to Section 4.5. Section 4.5 of the Subordination Agreement is hereby amended by deleting the portion of Section 4.5 that precedes clause (a) thereof and substituting in its place the following:

               "4.5 Restrictions on Financing Debt. Neither Parent Company shall create, incur, assume or otherwise become or remain liable with respect to any Financing Debt (other than notes evidencing PIK Interest Payments, Holding, L.P. Senior Subordinated Notes, Holding L.P. Debentures, intercompany loans from the Obligors, and Financing Debt outstanding on the date hereof and reflected on the balance sheet referred to in Section 3.2 above), unless:"

               2.2 Amendment to Section 4.6. The reference to "Section 7.10.3(a)" in Section 4.6 is hereby deleted and replaced with a reference to "Section 7.10.3(a), (b) and (c)."

         3.    Additional Agreements.

               3.1 The following are conditions precedent to the effectiveness of this Amendment. The date on which all such conditions are met (or waived by the Purchasers) shall be referred to in this Section 3 as the "Amendment Effective Date." Upon becoming effective, this Amendment shall be deemed effective retroactively to June 30, 1998 at the time the Bank Credit Agreement became effective.

                     3.1.1.  All representations and warranties set forth in
Section 8 of the Bank Credit Agreement shall be true and correct as of the Amendment Effective Date, and by signing below each of the Restricted Companies (under the Bank Credit Agreement) confirms that such representations and warranties are true and correct as of the date hereof and that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Amendment and consummating the transactions contemplated herein.

                     3.1.2. All proceedings taken in connection with this Amendment and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

               3.2. Except as amended hereby, the Subordination Agreement remains unchanged and, as amended hereby, the Subordination Agreement remains in full force and effect.

               3.3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.


                      [REMAINDER OF PAGE INTENTIONAL BLANK;
                          NEXT PAGE IS SIGNATURE PAGE]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                   FALCON HOLDING GROUP, L.P.
                                   By:  FALCON HOLDING GROUP, INC., a
                                   California corporation, its managing
                                   general partner


                                   By:  /s/ Michael K. Menerey
                                        ---------------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer

                                   FALCON HOLDING GROUP, INC.

                                   By:  /s/ Michael K. Menerey
                                        ---------------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer


                                   AUER & Co.

                                   By:  ----------------------------
                                        Title:


                                   J. ROMEO & CO.

                                   By:  ---------------------------
                                        Title:


ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 3.1.1 HEREOF

FALCON CABLE MEDIA, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
     L.P.
FALCON CABLEVISION, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.
FALCON COMMUNITY VENTURES I
     LIMITED PARTNERSHIP

FALCON TELECABLE, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON COMMUNITY INVESTORS, L.P.
FALCON INVESTORS GROUP, LTD., A
     CALIFORNIA LIMITED PARTNERSHIP
FALCON MEDIA INVESTORS GROUP, A
     CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECABLE INVESTORS GROUP,
     A CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECOM, L.P.

By:  FALCON HOLDING GROUP, INC.,
     as general partner, or general partner of the
     general partner of each of the foregoing
     companies

By:  /s/ Michael K. Menerey
     ---------------------------
     Michael K. Menerey, Executive Vice
     President and Chief Financial Officer

FALCON FIRST, INC.
FALCON FIRST CABLE OF THE SOUTHEAST, INC.
FALCON FIRST HOLDINGS, INC.
FF CABLE HOLDING, INC.
FALCON FIRST CABLE OF NEW YORK, INC.
PLATTSBURG CABLEVISION, INC.
AUSABLE CABLE TV, INC.
CEDAR BLUFF CABLEVISION, INC.
EASTERN MISSISSIPPI CABLEVISION, INC.
SCOTTSBORO TV CABLE, INC.
LAUDERDALE CABLEVISION, INC.
SCOTTSBORO CABLEVISION, INC.
ATHENS CABLEVISION, INC.
DALTON CABLEVISION, INC.
MULTIVISION OF COMMERCE, INC.
MULTIVISION NORTHEAST, INC.

By:  /s/ Michael K. Menerey
     ---------------------------
     Michael K. Menerey, Executive Vice
     President and Chief Financial Officer